EXHIBIT 99.1

Memorandum of Understanding

February 5th, 2009

ValCom will purchase the shares of stock of Jeremiah's International Trading Co. Inc. (AAN) from Jeremiah Hartman and Keevy McAlavy for 4 million dollars cash, plus 25 million shares or the amount of shares equal to 51% (whichever is greater) of all Valcom stock according the following schedule: one million cash upon acceptance by Board Members or President/CEO of Valcom, one-million cash at closing, one-million 90-days after closing and final one-million 180-days after closing. Further details will be forthcoming in the final contract.

ValCom will raise 10 million for the acquisition of Jewelry Television and operating expenses including at least 1 million for new AAN inventory.

Jeremiah and Keevy will receive three year employment contracts and positions on the ValCom board of directors and will participate in management stock options and bonus pools based on revenue and acquisitions.  AAN will become a wholly own subsidiary of ValCom but Jeremiah will remain the President and Keevy will remain VP of AAN.

/s/ Jeremiah Hartman	Date 2/6/09
Jeremiah Hartman
President and CEO of Jeremiah's International Trading Company Inc. (AAN)

STATE OF FLORIDA	§
COUNTY OF PINELLAS	§

This instrument was acknowledged before me on the 6th day of February 2009 by JEREMIAH P. HARTMAN.

/s/ Deborah DeCarlo
NOTARY PUBLIC – Deborah DeCarlo

/s/ Keevy McAlavy	Date 2/6/09
Keevy McAlavy
Vice President of Jeremiah's International Trading Company Inc. (AAN)

STATE OF FLORIDA	§
COUNTY OF PINELLAS	§

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This instrument was acknowledged before me on the 6th day of February 2009 by KEEVY MCALAVY.

/s/ Deborah DeCarlo
NOTARY PUBLIC – Deborah DeCarlo

/s/ Vince Vellardita	Date 2/6/09
Vince Vellardita
President and CEO of ValCom

STATE OF	§
COUNTY OF	§

This instrument was acknowledged before me on the ____6____ day of February 2009 by VINCE VELLARDITA.

/s/ Deborah DeCarlo
NOTARY PUBLIC – Deborah DeCarlo

/s/ Richard Shintaku	Date 2/11/09
Richard Shintaku
Director of ValCom

STATE OF	§
COUNTY OF	§

This instrument was acknowledged before me on the ____11th____ day of February 2009 by Richard Shintaku.

/s/ John S. Rogers
NOTARY PUBLIC – John S. Rogers

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/s/ Frank O'Donnell	Date 2/11/09
Frank O'Donnell
Director of ValCom

STATE OF	§
COUNTY OF	§

This instrument was acknowledged before me on the ____11th____ day of February 2009 by Frank O'Donnell.

/s/ John S. Rogers
NOTARY PUBLIC – John S. Rogers

Page 3 of 3	Confidential	2/12/2009